WOODS-BARTON PARTNERS LIMITED PARTNERSHIP
                         Bannockburn Lake Office Plaza
                        2355 Waukegan Road, Suite A200
                         Bannockburn, Illinois  60015

                                March 14, 1997

Mr. John J. Byrne, III
Mid-America Apartments of Texas, L.P.
6584 Poplar Avenue, Suite 340
Memphis, Tennessee  38138

     Re:  The Woods Apartments, Austin, Texas

Ladies and Gentlemen:

     Reference is made to that certain Agreement of Sale ("Agreement") by and between Woods-Barton Partners Limited Partnership, an Illinois limited partnership ("Seller") and Mid-America Apartments of Texas, L.P., a Texas limited partnership ("Purchaser") and that certain Escrow Agreement ("Escrow Agreement") by and among Seller, Purchaser and Lawyers Title Insurance Corporation ("Escrowee"). All capitalized terms which are used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

     This letter is for the purpose of amending the Agreement of Sale and the Escrow Agreement as set forth herein. Purchase's acknowledgment of this letter shall constitute Purchaser's agreement to the amendments contained therein.

     The Agreement is hereby amended as follows:

     a. Section 3: Subparagraph A: The following text beginning in the twelfth line is hereby deleted "; and (d) matters relating to the liens and security interests granted to secure the indebtedness evidenced by the Note".

     b. Section 5. Subparagraph A: The following text beginning in the third line is hereby deleted "or assumed by Purchaser at Closing pursuant to the terms hereof".

     c. Section 7. Subparagraph A: The date of "March 17, 1997" as contained in the second line is hereby deleted and replaced with "March 18, 1997".

     d. Section 7. Subparagraph F: The definition of "Existing Report" shall also include that certain Phase I Environmental Report dated July 8, 1994, prepared by EMG, a copy of which has been delivered to Purchaser.

     e. Section 9. Subparagraph A: The following text beginning in the third line is hereby deleted ", evidence of the assumption by Purchaser of Seller's obligations under the Loan Documents and the release of Seller from the "Lender" (as hereinafter defined) from all liability in connection with the Loan Documents (in form and substance acceptable to Seller in its reasonable discretion)".
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     f.  Section 16.  Subparagraph B. Article (vii):  The following text beginning in the second line is hereby deleted "except as additional collateral for the existing loan secured by the Property".

     Except as stated above, the Agreement of Sale shall remain in full force and effect.

     The Escrow Agreement is hereby amended as follows: (1) the date of "March 17, 1997" as contained in the first line of Paragraph 2 is hereby deleted and replaced with "March 18, 1997" and (2) the date of "March 21, 1997" as contained in the fifth line of Paragraph 2 is hereby deleted and replaced with "March 18, 1997".

     Except as stated above, the Escrow Agreement shall remain in full force and effect.
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     Please execute the acknowledgment below, and return this letter agreement to Janet Lindeman by facsimile (312/902-1061) and by mail c/o Katten Muchin & Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661.

                              Very truly yours,

                              WOODS-BARTON PARTNERS LIMITED PARTNERSHIP, an Illinois limited partnership

                              By: Woods-Barton Partners, Inc., an Illinois corporation, its general partner

                                   By:   /s/ James E. Mendelson
                                        ---------------------------------
                                   Name:     James E. Mendelson
                                        ---------------------------------
                                   Its:      Authorized Representative
                                        ---------------------------------


ACCEPTED AND AGREED TO THIS
    DAY OF March, 1997

MID-AMERICA APARTMENTS OF
TEXAS, L.P., a Texas limited partnership

By:  MAC OF DELAWARE, INC.,
     a Delaware corporation

     By:  /s/ John J. Byrne, III
         ----------------------------
              John J. Byrne, III
              President

ESCROWEE:

Charter Title Company

By:   /s/ Lea Fendley
     ----------------------------
        Its Authorized Agent
        Lea Fendley
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